1 Visian ICL, Fastest Growing Refractive Technology in the World December 2013 NASDAQ : STAA

All statements in this press release that are not statements of historical fact are forward - looking statements, including statem ents about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items ; t he plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2013; statements regarding new products, including but not limited to, expectations for success of new products in the U.S. or international markets or government approval of n ew products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility exp ans ion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achiev ing 2013 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forwa rd - looking statements are set forth in the company’s Annual Report on Form 10 - K for the year ended December 28, 2012, under the caption “Risk Factors,” wh ich is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the he ading “SEC Filings.” These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous r isk s and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and unce rtainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic con dit ions on sales of products, especially products such as the ICL used in non - reimbursed elective procedures; the challenge of managing our foreign subsidiari es; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discreti on of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduc e o r eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be de layed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patient s t o adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from bo th concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with Cent raFLOW are not yet approved for sale in the United States. In addition, to supplement the GAAP numbers, this presentation includes supplemental non - GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. “Adjusted Net Income” excludes the following items that are included in “Net Income (Loss)” as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): manufacturing consolid ation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warran ts issued in 2007, and stock - based compensation expenses. A table reconciling the GAAP information to the non - GAAP information is included in our financial release which can be found in our Form 8 - K filed on October 30, 2013 and also available on our website. 2 Forward - Looking Statements

• Two Large Market Opportunities • Sustainable Competitive Advantages • Rapid Cadence of New Products • Increasing IP Position with New Technologies • Strong Balance Sheet Getting Stronger • 2014 Operating Leverage Enhances Profitability 3 Generating Strong Current and Future Growth

Focused on Vision 4 Cataract IOL Refractive ICL 61.2% YTD Q3 Revenue 55% in 2012 32.9% YTD Q3 Revenue 41% 2012 Only Intraocular Lenses Placed within the Eye

• Continued ICL Market Penetrations – Double Digit Revenue Growth – 85 % Gross Margin – New Products (CentraFLOW, Preloaded, and V6) • Targeted IOL Profitable Growth – Single Digit R evenue Growth – 60%+ Gross Margin Target – New Products (nanoFLEX Toric and KS - SP) • Project Comet Benefits begin H2 2014 – Gross Margin and Tax Benefits 5 How to Look at Our Growth STAAR’s Pathway to the Future !

STAAR’s Value Driver • $3B Addressable Market • Currently about 2% Market Share & Growing • $32.6M Revenue 9 Month YTD – $80M End Customer Sales Annualized • Sales Growth Rate 24% YTD – 85% Gross Margin – New Product Launches (CentraFLOW & Preloaded) • 10% Share in Focused Markets Yields Nearly $300M of End Customer Sales 6 The Visian® ICL TM

• Implantable Collamer ® Lens Better Known as the “Implantable Contact Lens” • Made f rom a Proprietary Material Called Collamer • Corrects Myopia (Nearsightedness/Inability to See Far) • Toric ICL (TICL TM ) Version Corrects Both Myopia and Astigmatism (Blurred Vision D ue to Inability to Focus)* 7 * Approved in all target markets except the U.S.; recently informed by the FDA this would go to panel. Visian ICL and TICL Premium Product – Premium Visual Result

Competitive Landscape Lens Based Segment Changing • STAAR Is the Market Leader – >65% Unit & Dollar Market Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO (Not Competitive) – Novartis - Alcon ( Removed from Key Markets ) – Ophtec (Sells on Price) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! 8 Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2013.

9 ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options Advantages of Visian ICL Over LASIK 8 - 12% Not Candidates for LASIK

Why LASIK Under Pressure? Good Procedure for Some, but Not All • Limitations of LASIK – Contraindications Exclude Approximately 8% to 12%: • Dry Eye • Thin Cornea • Large Pupils • Cornea Disease • High Level of Myopia and/or Astigmatism • When LASIK Patients Reach Cataract Age – “Patients who’ve had LASIK present increased risks and level of difficulty in achieving a good result at time of cataract surgery. These include significant challenges in calculating the correct IOL power to achieve a good visual result.” Dr. Mark Packer, Clinical Associate Professor of Ophthalmology at Oregon Health & Science University * 10 *Testimony at FDA Ophthalmic Device Panel Meeting, April 8, 2013.

Visian ICL with CentraFLOW™ (V4c ICL) • CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS - AquaPORT™ • Eliminates a Procedure and Visit - (LASIK - like) • Same Day ICL Surgery now Possible • Economics Better for t he Surgeon • 10% Price Premium • 35,000 Implants Indicate Predictable IOP and Quality Visual Results 11 35,000 Successfully Implanted

Targeted ICL Markets 12 Market 2012 Total Ref. Proc. 2012 Ref. Proc. ∆ 2012 ICL Proc. ∆ ICL Share Ref. Proc. 2012 ICL Gain 2013 ICL Gain China 830,000 (21%) +37% 1.2% x +32% U.S. 623,700 Flat +2% 1.0% x +13% Japan 254,000 (22%) 102% .9% x +7% Latin Am 227,260 +4% (6%) 1.2% +33% India 148,550 +5% +26% 4.2% x +17% S. Korea 138,260 (1%) ++/ -- 12.3% x +7% Spain* 132,980 (14%) (29%) 3.5% NA +46% Germany* 125,000 +4% +53% 1.6% x +29% Italy* 110,410 (14%) +78% 0.5% x +43% U.K.* 102,330 (15%) +4% .2% x +22% France* 69,510 (15%) +45% 1.5% x +49% Middle East 61,470 (4%) (3%) 7.6% x +22% *Visian ICL with CentraFLOW available first nine months 2013. Market Share Gains in 2012 and 2013

Korea China India U.S. M East Spain Lat Amer Japan Germany France Italy U.K. Q3 YTD 12 Q3 YTD 13 Q3 YTD Unit Results 2012 - 13 “The CentraFLOW Impact” Visian ICL Units Increase in All 12 Target Markets 9 Month YTD ICL Results Unit Growth in Key Markets (Gaining Share Globally) +7% +32% +17% +13% +22% +46% +33% + 7% +29% +49% +43% +22% 20% Global ICL Procedure Growth EMEA +31%, Europe +35% APAC +16% NA + 13%

Market Introduction of the V5 Preloaded ICL Rapid Cadence of New Products 14 • October Market Introduction at ESCRS • V5 - Preloaded ICL with Enhanced Optics – Saves Procedure Time – Learning Curve Shortened – More Consistent Delivery • Enhanced Optic Design to Increase U seful O ptical Z one to Benefit P atients with Larger Pupils • Expected CE Market Approval Q4

V6 ICL Next in Line (V6a ICL) Rapid Cadence of New Products • Differentiates ICL for Myopic P atients N earing Age 40 Who Will Need Near & Intermediate Adds – Approximately 30% of Population Myopic • Goal To Add Near - Vision Enhancement Capability – Treats the Early Onset and Progression of Presbyopia – Adds 1.0 to 2.0 Diopters of Near While Providing Good Intermediate • Increases ICL’s Advantages over LASIK – LASIK Today Can’t Offer Near Enhancement Feature, which Patients Understand • Should Drive Adoption Further Down the Myopic Diopter Curve where Greater Opportunity Exists • Target Availability in EU: late 2014 to early 2015 15 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

V6 ICL Next in Line (V6b ICL) Rapid Cadence of New Products • Targets New Market: Presbyopic Patients A ge 40’s and Above – Solution to the Need for a Permanent N ear and Intermediate V ision E nhancement – 100% of Population over Approximately A ge 50 Affected (Estimated 1.8 Billion Are Challenged with Presbyopia) • Goal To Treat Presbyopia W hile M aintaining N atural L ens – Early Cataract P rocedure A pproach N ot W ell A ccepted – Refractive Lens Exchange or Clear Lensectomy • Expands the Market for ICL to Potentially the “Most E xciting S egment of Vision C orrection ” – The “Holy G rail” O pportunity • Clinical Trials W ill L ikely be Needed to Increase the Approved A ge R ange 16 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

Expanded Market Opportunities Regulatory Submissions • FDA Toric ICL Submission – Been Told by FDA to Prepare for a Panel Meeting Scheduled February 14 • CentraFLOW Submissions – Recent Approvals in Korea, India and Argentina – China Submission - Approval B elieved on Track for Q2 2014 – Japan Submission - Approval B elieved on Track for 1H 2014 – U.S. Submission - Face to Face M eeting with FDA on 12/12 • Agreement on Protocol, Establish C linical S ites & Begin T rial 17

Consumer Education and Awareness • Launched N ew W ebsite, www.staarmd.com, to Assist S urgeons with Practice Development Efforts with the Visian ICL • Patient Leads G enerated from ‘Doc Finder’ Increasing – 68% Followed up by Surgeon’s Practice for Consultations – From Those Consultations: 62% Received ICL, 10% Received LASIK • Visian Info Doc Finder Pageviews Increased 70% since July • Video Viewing of ICLs Increased 135% since July • New Websites for China, Japan and Middle East 18 Social Media Marketing

• 240 Screens for a three month period throughout Korea. 19 Social Media Marketing (Movie Theater Ads in Korea) Consumer Education and Awareness

The ICL Technology Era Beginning? 20 • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – Over 375,000 ICLs Implanted World W ide – Gaining Share in Major Markets – Rapid Cadence of New Products – “ The Moment of the ICL ” Source: The Global Refractive Surgery Market by Market Scope January 2013. Glasses Contacts RK PRK LASIK ICL

• 21.9M IOLs Implanted in 2013 ( 26.1M 2018) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), Valeant (B&L) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape 21 Source : The Global IOL Market by Market Scope May 2013 Cataract IOL

• 9 Month YTD Sales $17.5M, 3% Growth in CC – (9%) USD YoY , >50% sales in Japan • Acceptance of the KS - IOLs Has Increased • Supply from 3 rd Party H as L imited O ur G rowth: – Approximately $800k in Backorders from European Customers at End of Q3 – Reduced Accounts with Consignments in Japan – Suspended KS - IOL Shipments to China – Supply Expected to Improve Q4 and 2014 • Introduced nanoFLEX Toric IOL to Europe during Q2 – Expanding to New M arkets in 2H 22 Growth Despite Supply and Currency Headwinds New IOL Products

YTD Key Financial Results 23 Measure YTD 2013 YTD 2012 Change Revenue $53,271 $47,316 +$5,955/+13% Gross Profit $37,322 $33,122 +$4,210/+13% Gross Profit Margin 70.1% 70.0% +10bps Operating Expenses $35,381 $33,098 +$2,283/+7% Income Before Taxes $ 2,162 $ 430 +$1,732 Income Taxes $ 888 $ 779 $ (109) Net Income $ 1,274 $ (349) +$1,623 Net Income per Diluted Share $0.03 $(0.01) +$0.04 2013 GAAP ($000’s ) First Nine Months

YTD Key Financial Results Non - GAAP Measures First Nine Months ($000’s) 24 Measure YTD 2013 YTD 2012 GAAP Net Income (loss) $1,274 $(349) Mfg. Consolidation Expenses $2,004 $1,980 Spain Distribution Transition Cost $442 $569 Foreign Currency Impact $38 $(9) Adjustment of Warrant Value $ (27) $(217) Stock - based Compensation Expense $2,924 $2,317 Adjusted Net Income $6,665 $4,291 Net Adjusted Income Per Share $0.17 $0.12

STAAR Balance Sheet Strong and Improving • Profitable and Generating Cash – $23.4M in Cash as of end of Q3 – $3.1M Cash Generated from Operations during Q3 • Working L ine of C redit in Japan at 1.4% Interest Rate • $122M in NOLs (Worth $ 1.00/share) • 39.3M Diluted Shares Outstanding – 1.4M Warrants at Approximately $ 4.00 25

• Consolidate Four Manufacturing Operations (Japan , U.S., Switzerland) to One E xisting U.S. Facility in Monrovia • 3 + Years to Complete at a Cost of $6.2M – Spent $1.1M in 2011/$2.6M in 2012 – Spend $ 2.0M YTD 2013, $260k Planned Q4 – Approximately $240k Planned for 2014 to Complete • Complete Manufacturing Consolidation by the H1 of 2014 – Japan Moved in 2012, Switzerland by Mid - 2014 – Several Key Employees will Relocate to Monrovia • Upon Completion, Anticipate GM nearing 80% & Tax Rate Approximately 10% – Allows Use of $122M of NOLs in the U.S. 26 Manufacturing Consolidation Project Comet

27 Metric 2013 Analyst Ests * If $90M If $100M Revenue $ 72.4 $90.0 $100.0 Gross Margin % 70.4% 78.5% 80% Gross Margin $ $ 50.8 $ 70.6 $ 80.0 Operating Exps. $ 47.2 $ 48.5 $ 50.0 Operating Inc. $ $ 3.5 $ 22.1 $ 30.0 Operating Inc. % 4.8% 25% 30% Net Income $ $ 2.1 $ 20.0 $ 27.0 Net Income % 2.8% 22% 27% EPS $0.05 $0.52 $ 0.71 * Providing a nalyst e stimates a s of 10/31/13 d oes n ot c onstitute e ndorsement.. (In Millions Except EPS) Post Comet Operating Model Potential

Solid Start to 2013 9 Month YTD Growth • Revenue Growth of 13% / 18% in Constant Currency – Visian ICL Growth of 24% – IOL Growth of 3% in Constant Currency (USD 9% Decline) • Gross Margin 70.1%, 72.7 % GM Without N egative I mpacts – Negative Impact from Yen V aluation and Low Margin Injectors 260 bps • Cash Position at the end of the Quarter Was $23.4 Million – Despite Investments, $3.1 Million Generated from Operations during Q3 • GAAP Net Income $1.3M / $1.6M Improvement • Non - GAAP Adjusted Net Income $0.17 per vs. $0.12 Per S hare 28

• Expanded ICL with CentraFLOW approvals to APAC markets: – Korea, India, China & Japan • Commercialization of Preloaded ICL in EU • Scheduled FDA Panel Meeting for TICL on February 14 • Contribution from Consolidation Benefits • Introduction of V6a to EU late 14/early 15 29 Key Drivers for Growth Upcoming STAAR Catalysts

30 Visian ICL, Fastest Growing Refractive Technology in the World December 2013 NASDAQ : STAA